SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 of 15(d) of
                    The Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):

                             February 14, 1994


                           BANC ONE CORPORATION

          (Exact name of registrant as specified in its charter)



                                   Ohio
              (State or other jurisdiction of incorporation)



        1-8552                              31-0738296
(Commission File Number)        (IRS Employer Identification No.)



               100 East Broad Street, Columbus, Ohio   43271
            (Address of Principal Executive Offices) (Zip Code)


             Registrant's telephone number, include area code:


                               614/248-5944



       (Former name or former address, if changed since last report






Item 5.  Other Events.

On February 14, 1994 BANC ONE CORPORATION and FirsTier Financial, Inc., Omaha, Nebraska, terminated the Agreement and Plan of Merger between BANC ONE and FirsTier Financial. A copy of the joint press release of BANC ONE and FirsTier Financial announcing the termination is annexed hereto and incorporated herein by reference as Exhibit 28.1.


Item 7.   Financial Statements and Exhibits.

          Exhibit 28.1   BANC ONE CORPORATION and FirsTier
                         Financial, Inc.
                         Joint Press Release dated February 14,
                         1994


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC ONE CORPORATION
                                   (Registrant)


Date:  February 17, 1994           By:  WILLIAM C. LEITER
                                        William C. Leiter
                                        Controller and Chief
                                        Accounting Officer